UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 17, 2017 (March 17, 2017)

Date of Report (Date of Earliest Event Reported)

Harte Hanks, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7120	74-1677284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9601 McAllister Freeway, Suite 610

San Antonio, Texas  78216

(210) 829-9000

(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                    Results of Operations and Financial Condition.

On March 17, 2017, Harte Hanks, Inc. (the “Company”) filed a notification of late filing on Form 12b-25 (the “Form 12b-25”) with the Securities and Exchange Commission containing selected estimated preliminary financial results for the year ended December 31, 2016.  The portion of the Form 12b-25 containing such estimated preliminary financial results is furnished as Exhibit 99.1 hereto.

Item 7.01.                                    Regulation FD Disclosure.

On March 17, 2017, the Company announced (1) a delay in the release of the Company’s fourth quarter and fiscal year 2016 financial results and in the filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, and (2) that the Company filed with the Securities and Exchange Commission, immediately prior to the filing of this Form 8-K, the Form 12b-25. The full text of the press release issued in connection with the announcement is furnished herewith as Exhibit 99.2.

Item 9.01.                                    Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished herewith:

Exhibit Number	Exhibit Title

99.1	Portion of Form 12b-25 of Harte Hanks, Inc.
99.2	March 17, 2017 Press Release of Harte Hanks, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harte Hanks, Inc.

Dated: March 17, 2017

By:	Robert L. R. Munden
Executive Vice President,
General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Portion of Form 12b-25 of Harte Hanks, Inc.
99.2	March 17, 2017 Press Release of Harte Hanks, Inc.